Cash and cash equivalents	6 Months Ended
Jun. 30, 2023
Cash and cash equivalents.
Cash and cash equivalents

13.Cash and cash equivalents

	As at
	June 30,	December 31,
(in EUR 000)	2023	2022
Short term deposit	4,010	36
Current accounts	12,594	17,852
Total cash and cash equivalents	16,604	17,888

Cash and cash equivalents remain relatively stable totalling €16.6 million as at June 30, 2023, compared to €17.9 million as at December 31, 2022 with an increase of short term deposits (less than 3 months) by €4.0 million partially offset by a decrease of current account by €5.3 million.